UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 15, 2013, Eastern Insurance Holdings, Inc. (the “Company”) announced that A.M. Best Company had affirmed its A (Excellent) financial strength rating and stable outlook for both Eastern Alliance Insurance Group, the Company’s domestic casualty insurance group subsidiary specializing in workers’ compensation, and Eastern Re Ltd., SPC, the Company’s offshore segregated portfolio subsidiary.

Copies of the press releases are furnished as part of this Form 8-K and are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 15, 2013, of Eastern Insurance Holdings, Inc. regarding Eastern Alliance Insurance Group.

99.2	Press Release, dated July 15, 2013, of Eastern Insurance Holdings, Inc. regarding Eastern Re Ltd., SPC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: July 17, 2013	By:	/s/ Kevin M. Shook
Kevin M. Shook Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 15, 2013, of Eastern Insurance Holdings, Inc. regarding Eastern Alliance Insurance Group.

99.2	Press Release, dated July 15, 2013, of Eastern Insurance Holdings, Inc. regarding Eastern Re Ltd., SPC.